UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

☒ Filed by the Registrant  ☐ Filed by a Party other than the Registrant

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

TELA bio, INC.

(Name of Registrant as Specified In Its Charter)

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Step 1: Go to www.envisionreports.com/TELA Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. www.envisionreports.com/TELA Online Go to www.envisionreports.com/TELA or scan the QR code — login details are located in the shaded bar below. The Sample Company Stockholder Meeting Notice 03G5KC + + Important Notice Regarding the Availability of Proxy Materials for the TELA Bio, Inc. Stockholder Meeting to be Held on June 2, 2021 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2020 Annual Report on Form 10-K and Proxy Statement Notice of Annual Meeting to stockholders are available at: Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 19, 2021 to facilitate timely delivery. 2NOT Easy Online Access — View your proxy materials and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares.

Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.envisionreports.com/TELA. Click Cast Your Vote or Request Materials. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials TELA Bio” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by May 19, 2021. TELA Bio, Inc., Annual Meeting of Stockholders will be held virtually at https://agm.issuerdirect.com/tela on June 2, 2021 at 10:00 AM Eastern Time Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposal 2 1. Election of Class II Directors for a Three-Year Term Expiring in 2024 01 - Kurt Azarbarzin 02 - Antony Koblish 2. Ratification of Appointment of KPMG LLP as our Independent Registered Public Accounting Firm for 2021 We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2021 proxy statement and 2020 Annual Report are available at www.envisionreports.com/TELA PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. Stockholder Meeting Notice